UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 12, 2007
Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302

(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 12, 2007, The Ryland Group, Inc. (the “Company”) issued a press release to announce changes in the Company’s senior management.  Kipling W. Scott has left his position as chief operating officer.   Additionally, Mark  L. Beisswanger has left his position as West region president.  Bill Butler, formerly the Company’s Denver division president, has been named the new West region president.  For further information, please refer to the press release attached hereto as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99	Press release dated April 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: April 16, 2007	By:	/s/ Timothy J. Geckle
Timothy J. Geckle
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Press release dated April 12, 2007